Exhibit 99.2
                                 ------------
               Computational Materials and/or ABS Term Sheets.




[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------


                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report

Summary of Loans in Statistical Calculation Pool                                                Range
(As of Calculation Date)                                                                        -----

Total Number of Loans                                                      3,562
Total Outstanding Balance                                           $816,099,808
Average Loan Balance                                                    $229,113          $41,271 to $1,000,000
WA Mortgage Rate                                                          6.746%           4.250% to 11.905%
Net WAC                                                                   5.820%           2.791% to 10.491%
ARM Characteristics
        WA Gross Margin                                                   6.591%           2.750% to 11.910%
        WA Months to First Roll                                               33                2 to 60
        WA First Periodic Cap                                             2.010%           1.000% to 6.000%
        WA Subsequent Periodic Cap                                        1.348%           1.000% to 2.000%
        WA Lifetime Cap                                                  13.475%          10.000% to 18.905%
        WA Lifetime Floor                                                 6.731%           3.500% to 11.905%
WA Original Term (months)                                                    360              360 to 360
WA Remaining Term (months)                                                   359              348 to 360
WA LTV                                                                    84.45%           32.61% to 100.00%
Percentage of Pool with CLTV > 100%                                        0.00%
WA FICO                                                                      678

Secured by (% of pool)            1st Liens                              100.00%
                                  2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                          78.86%





   Top 5 States:      Top 5 Prop:            Doc Types:         Purpose Codes       Occ Codes      Grades         Orig PP Term
   -------------      -----------            ----------         -------------       ---------      ------         ------------
CA      43.27%    SFR           68.46%    FULL       53.49%    PUR      59.69%     OO    96.21%   A   100.00%    0        21.14%
FL       7.01%    PUD           18.12%    STATED     46.49%    RCO      36.57%     INV    2.43%                  6         0.04%
CO       4.31%    CND            8.63%    SIMPLE      0.03%    RNC       3.74%     2H     1.36%                  12        6.26%
NV       4.20%    2 FAM          2.85%                                                                           24       15.06%
VA       4.00%    3 FAM          0.80%                                                                           30        0.13%
                                                                                                                 36       57.26%
                                                                                                                 60        0.10%


----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report

                                                    Program
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

30Y LIB6M                          $1,133,556         6      0.14      $188,926       5.195     356.86      685      95.5
2/28 LIB6M                        $32,002,941       183      3.92      $174,879       7.069     357.94      684      93.0
2/28 LIB6M - IO                   $90,144,071       373     11.05      $241,673       6.462     358.20      682      82.3
3/27 LIB6M                       $143,138,650       728     17.54      $196,619       7.171     358.64      679      91.8
3/27 LIB6M - IO                  $549,121,131     2,270     67.29      $241,904       6.667     358.83      677      82.4
5/25 LIB6M                           $559,459         2      0.07      $279,730       6.440     358.92      683      89.3
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00      $229,113       6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                          Original Term
-------------------------------------------------------------------------------------------------------------------------

                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
ARM 360                          $816,099,808     3,562    100.00      $229,113       6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00      $229,113       6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                          Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------

                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00              $229,653         5      0.03        $45,931      8.807     358.46      691      88.9
$50,000.01 - $75,000.00            $4,442,357        70      0.54        $63,462      8.116     358.47      673      88.5
$75,000.01 - $100,000.00          $16,469,823       184      2.02        $89,510      7.409     358.57      682      88.1
$100,000.01 - $150,000.00         $90,805,465       721     11.13       $125,944      7.007     358.64      678      86.0
$150,000.01 - $200,000.00        $128,649,597       736     15.76       $174,796      6.804     358.62      680      85.2
$200,000.01 - $250,000.00        $129,342,741       575     15.85       $224,944      6.704     358.63      678      84.5
$250,000.01 - $300,000.00        $112,707,167       410     13.81       $274,896      6.643     358.64      677      83.9
$300,000.01 - $350,000.00        $111,075,606       343     13.61       $323,836      6.556     358.72      677      84.1
$350,000.01 - $400,000.00         $97,584,245       261     11.96       $373,886      6.653     358.71      676      83.7
$400,000.01 - $450,000.00         $47,769,668       113      5.85       $422,740      6.655     358.89      681      83.7
$450,000.01 - $500,000.00         $40,196,829        84      4.93       $478,534      6.686     358.82      681      84.2
$500,000.01 - $550,000.00          $9,380,525        18      1.15       $521,140      7.007     359.28      684      82.8
$550,000.01 - $600,000.00          $8,139,900        14      1.00       $581,421      7.257     358.79      671      83.6
$600,000.01 - $650,000.00          $9,332,952        15      1.14       $622,197      6.625     358.87      675      83.2
$650,000.01 - $700,000.00          $2,712,929         4      0.33       $678,232      7.737     359.75      677      86.4
$700,000.01 - $750,000.00          $2,908,350         4      0.36       $727,088      6.395     359.01      680      83.2
$750,000.01 - $800,000.00          $1,552,000         2      0.19       $776,000      6.376     359.00      678      76.9
$850,000.01 - $900,000.00          $1,800,000         2      0.22       $900,000      6.450     358.50      661      69.1
> $900,000.00                      $1,000,000         1      0.12     $1,000,000      6.375     359.00      694      61.0
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report


                                                           State
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

Alabama                            $2,536,880        20      0.31       $126,844      7.228     358.22      666      91.1
Alaska                               $534,142         3      0.07       $178,047      7.676     358.48      673     100.0
Arizona                           $31,022,111       200      3.80       $155,111      6.759     358.50      676      84.3
Arkansas                             $642,531         4      0.08       $160,633      8.117     358.18      673      98.0
California                       $353,135,023     1,171     43.27       $301,567      6.458     358.75      680      82.1
Colorado                          $35,172,953       182      4.31       $193,258      6.578     358.91      681      82.2
Connecticut                        $5,763,213        28      0.71       $205,829      7.086     359.07      671      86.8
Delaware                           $1,301,518         7      0.16       $185,931      7.171     358.35      691      92.5
District of Columbia               $4,537,410        15      0.56       $302,494      7.074     358.85      667      85.4
Florida                           $57,204,027       304      7.01       $188,171      7.107     358.74      676      88.4
Georgia                           $20,672,464       118      2.53       $175,190      7.212     358.67      668      86.3
Hawaii                             $6,675,806        18      0.82       $370,878      6.805     359.21      706      85.2
Idaho                              $1,427,049        10      0.17       $142,705      6.500     359.06      672      85.1
Illinois                          $17,438,708        80      2.14       $217,984      7.410     358.77      676      86.6
Indiana                            $3,291,925        25      0.40       $131,677      7.565     358.42      680      92.6
Iowa                                 $900,652         6      0.11       $150,109      7.623     359.02      670      89.7
Kansas                             $2,989,446        19      0.37       $157,339      7.802     358.68      673      90.6
Kentucky                           $2,609,506        23      0.32       $113,457      7.168     358.21      668      88.9
Louisiana                          $1,594,710        11      0.20       $144,974      7.478     358.78      661      88.4
Maine                                $137,415         1      0.02       $137,415      8.375     359.00      652     100.0
Maryland                          $22,945,976       105      2.81       $218,533      6.924     358.36      674      85.5
Massachusetts                      $8,642,067        36      1.06       $240,057      7.046     358.50      679      82.4
Michigan                          $13,750,493        95      1.68       $144,742      7.205     358.33      679      89.3
Minnesota                         $18,955,910        91      2.32       $208,307      7.014     358.40      678      86.8
Mississippi                          $628,173         6      0.08       $104,696      8.351     358.50      667      96.1
Missouri                           $4,899,836        33      0.60       $148,480      7.076     358.69      684      87.0
Montana                              $760,770         5      0.09       $152,154      7.121     359.56      662      87.6
Nebraska                             $633,711         5      0.08       $126,742      7.099     358.68      698      91.2
Nevada                            $34,295,219       154      4.20       $222,696      6.794     358.52      677      83.6
New Hampshire                      $2,501,722        13      0.31       $192,440      7.193     359.15      667      81.6
New Jersey                        $13,625,192        58      1.67       $234,917      7.136     358.67      676      87.2
New Mexico                         $2,317,254        13      0.28       $178,250      6.859     358.68      687      85.7
New York                          $22,755,088        76      2.79       $299,409      6.960     359.04      677      87.3
North Carolina                     $7,904,409        49      0.97       $161,314      7.080     358.72      672      90.4
North Dakota                         $556,830         5      0.07       $111,366      7.719     358.91      669      87.8
Ohio                               $5,874,052        39      0.72       $150,617      7.280     358.42      673      89.7
Oklahoma                             $667,904         7      0.08        $95,415      7.295     358.68      669      91.7
Oregon                            $11,703,490        63      1.43       $185,770      6.669     358.70      679      83.3
Pennsylvania                       $5,506,587        36      0.67       $152,961      7.540     358.75      675      92.2
Rhode Island                       $1,605,685         7      0.20       $229,384      7.866     358.71      684      82.3
South Carolina                       $854,357         6      0.10       $142,393      7.367     358.63      699      93.6
South Dakota                         $309,489         1      0.04       $309,489      6.990     358.00      789     100.0
Tennessee                          $8,250,288        51      1.01       $161,770      6.631     358.70      676      90.2
Texas                             $11,599,500        74      1.42       $156,750      7.116     358.79      684      90.5
Utah                               $7,422,179        42      0.91       $176,719      6.822     358.86      678      85.2



-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report


                                                           State
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

Vermont                              $360,000         1      0.04       $360,000      5.875     360.00      687      84.7
Virginia                          $32,627,673       129      4.00       $252,928      6.894     358.37      669      84.2
Washington                        $22,486,702       106      2.76       $212,139      6.459     358.62      678      86.0
West Virginia                      $1,267,435         6      0.16       $211,239      7.044     358.27      689      85.6
Wisconsin                            $662,125         4      0.08       $165,531      7.129     358.08      675      86.1
Wyoming                              $142,200         1      0.02       $142,200      7.900     360.00      659      90.0
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                           Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

<= 50.00                           $1,807,800        11      0.22       $164,345      6.162     358.81      666      41.9
50.01 - 55.00                      $1,391,151         8      0.17       $173,894      6.163     359.27      674      53.1
55.01 - 60.00                      $2,909,400        11      0.36       $264,491      6.133     359.02      666      58.1
60.01 - 65.00                      $3,880,250        13      0.48       $298,481      6.130     358.88      679      62.5
65.01 - 70.00                      $9,816,770        41      1.20       $239,433      6.085     358.50      675      68.3
70.01 - 75.00                     $20,150,640        78      2.47       $258,342      6.711     358.79      668      74.2
75.01 - 80.00                    $417,566,255     1,765     51.17       $236,581      6.556     358.72      680      79.9
80.01 - 85.00                     $63,471,538       265      7.78       $239,515      6.719     358.58      674      84.1
85.01 - 90.00                    $165,411,962       695     20.27       $238,003      6.845     358.67      676      89.5
90.01 - 95.00                     $48,617,197       221      5.96       $219,987      7.213     358.64      676      94.5
95.01 - 100.00                    $81,076,845       454      9.93       $178,583      7.434     358.70      682      99.8
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                 Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                        $662,977         2      0.08       $331,488      4.346     353.69      673      86.1
4.501 - 5.000                      $6,515,798        26      0.80       $250,608      4.914     358.15      698      79.4
5.001 - 5.500                     $32,895,725       129      4.03       $255,006      5.381     358.46      691      81.0
5.501 - 6.000                    $135,217,146       514     16.57       $263,068      5.854     358.68      682      81.9
6.001 - 6.500                    $192,298,249       790     23.56       $243,416      6.323     358.66      679      82.8
6.501 - 7.000                    $208,993,954       917     25.61       $227,911      6.806     358.74      676      84.2
7.001 - 7.500                    $108,127,760       514     13.25       $210,365      7.296     358.72      675      86.6
7.501 - 8.000                     $77,116,086       375      9.45       $205,643      7.779     358.73      672      88.2
8.001 - 8.500                     $26,756,257       140      3.28       $191,116      8.305     358.75      671      89.7
8.501 - 9.000                     $13,253,445        79      1.62       $167,765      8.754     358.88      678      92.3
9.001 - 9.500                      $8,689,362        40      1.06       $217,234      9.249     358.89      672      92.3
9.501 - 10.000                     $3,433,353        24      0.42       $143,056      9.785     358.91      682      91.0
10.001 - 10.500                      $834,583         5      0.10       $166,917     10.282     359.14      681      94.9



-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report


                                                 Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                    $1,243,115         6      0.15       $207,186     10.868     359.04      666      88.5
11.501 - 12.000                       $62,000         1      0.01        $62,000     11.905     359.00      640     100.0
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                           Property Type
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

SFR                              $558,725,116     2,428     68.46       $230,117      6.708     358.70      678      84.6
PUD                              $147,867,688       634     18.12       $233,230      6.754     358.63      676      84.2
CND                               $70,423,776       347      8.63       $202,950      6.827     358.74      681      84.1
2 FAM                             $23,261,944        90      2.85       $258,466      7.121     358.76      680      82.9
3 FAM                              $6,515,459        24      0.80       $271,477      7.068     358.49      675      82.5
CNDP                               $5,973,278        28      0.73       $213,331      7.270     359.05      689      85.0
4 FAM                              $3,256,255        10      0.40       $325,626      6.948     358.49      700      86.5
MNF                                   $76,293         1      0.01        $76,293     10.000     354.00      681      85.0
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                           Purpose
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

PUR                              $487,144,224     2,177     59.69       $223,769      6.807     358.68      682      84.4
RCO                              $298,422,891     1,229     36.57       $242,818      6.669     358.73      672      84.5
RNC                               $30,532,693       156      3.74       $195,722      6.541     358.53      673      85.4
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------


                                                           Occupancy
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

OO                               $785,164,675     3,390     96.21       $231,612      6.722     358.70      677      84.3
INV                               $19,837,278       116      2.43       $171,011      7.334     358.61      695      86.8
2H                                $11,097,855        56      1.36       $198,176      7.409     358.52      698      88.0
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report


                                          Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

301 - 360                        $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                 Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

FULL                             $436,519,875     2,003     53.49       $217,933      6.547     358.77      677      85.4
STATED INCOME                    $379,366,311     1,558     46.49       $243,496      6.977     358.60      679      83.3
SIMPLE                               $213,622         1      0.03       $213,622      4.875     357.00      697      88.6
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                         Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 820                          $3,060,071        11      0.37       $278,188      6.952     358.93      805      83.0
781 - 800                          $5,489,897        21      0.67       $261,424      6.087     358.61      788      84.1
761 - 780                         $14,149,837        65      1.73       $217,690      6.396     358.89      769      84.1
741 - 760                         $24,698,730       111      3.03       $222,511      6.595     358.63      751      84.2
721 - 740                         $34,502,753       162      4.23       $212,980      6.665     358.70      730      85.2
701 - 720                         $73,793,462       324      9.04       $227,758      6.554     358.65      710      84.6
681 - 700                        $141,363,639       623     17.32       $226,908      6.661     358.62      690      84.6
661 - 680                        $228,376,148       959     27.98       $238,140      6.786     358.79      670      85.1
641 - 660                        $276,337,977     1,223     33.86       $225,951      6.860     358.66      651      83.8
621 - 640                         $14,327,295        63      1.76       $227,417      6.764     358.72      640      82.9
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                         Grade
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

A                                $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                          Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

0                                $172,497,609       757     21.14       $227,870      7.325     358.81      676      85.8



-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.





[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------




                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report

                                          Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

6                                    $348,860         3      0.04       $116,287      6.458     357.51      664      90.8
12                                $51,104,491       199      6.26       $256,806      6.867     358.82      679      82.5
24                               $122,922,201       560     15.06       $219,504      6.577     358.30      682      84.5
30                                 $1,062,872         6      0.13       $177,145      6.855     357.83      676      88.8
36                               $467,319,900     2,032     57.26       $229,980      6.565     358.74      678      84.1
60                                   $843,874         5      0.10       $168,775      6.293     359.32      685      81.6
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------




                                                 Range of Months to Roll             (Excludes  0   Fixed Rate Mortgages)

-------------------------------------------------------------------------------------------------------------------------
                    WA          CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION         MTR         BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

0 - 6               3              $1,133,556         6      0.14       $188,926      5.195     356.86      685      95.5
13 - 18             16             $1,346,161         6      0.16       $224,360      6.734     351.66      687      84.8
19 - 24             22           $120,996,798       551     14.83       $219,595      6.619     358.19      682      85.1
25 - 31             30             $3,139,341        17      0.38       $184,667      6.876     354.15      688      87.9
32 - 37             35           $688,924,493     2,980     84.42       $231,183      6.771     358.82      677      84.3
>= 38               59               $559,459         2      0.07       $279,730      6.440     358.92      683      89.3
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------




                                                 Range of Margin                     (Excludes  0   Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

2.001 - 3.000                        $579,000         2      0.07       $289,500      6.400     355.04      745      82.6
3.001 - 4.000                      $2,816,400        10      0.35       $281,640      5.120     357.00      709      80.6
4.001 - 5.000                     $31,159,197       127      3.82       $245,348      5.647     358.15      692      79.1
5.001 - 6.000                    $225,825,694       913     27.67       $247,345      6.156     358.48      681      82.0
6.001 - 7.000                    $326,352,078     1,391     39.99       $234,617      6.657     358.78      677      83.6
7.001 - 8.000                    $177,570,101       850     21.76       $208,906      7.407     358.86      674      88.5
8.001 - 9.000                     $37,359,929       197      4.58       $189,644      8.202     358.95      675      89.9
9.001 - 10.000                    $13,244,594        65      1.62       $203,763      8.652     358.94      675      89.3
10.001 - 11.000                    $1,130,815         6      0.14       $188,469     10.519     359.30      682      98.0
11.001 - 12.000                       $62,000         1      0.01        $62,000     11.905     359.00      640     100.0
-------------------------------------------------------------------------------------------------------------------------
6.591                            $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                 Range of Maximum Rates              (Excludes  0   Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

9.001 - 10.000                       $329,600         1      0.04       $329,600      5.000     357.00      669      80.0


-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------




                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report

                                                 Range of Maximum Rates              (Excludes   0  Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

10.001 - 10.500                      $458,122         2      0.06       $229,061      5.447     357.57      696      82.9
10.501 - 11.000                    $5,117,122        21      0.63       $243,672      5.398     357.68      705      78.2
11.001 - 11.500                   $10,336,516        43      1.27       $240,384      5.403     357.89      695      82.4
11.501 - 12.000                   $40,733,757       164      4.99       $248,377      5.776     358.24      684      81.5
12.001 - 12.500                   $72,581,488       294      8.89       $246,876      6.026     358.28      686      81.9
12.501 - 13.000                  $146,606,457       596     17.96       $245,984      6.187     358.68      681      82.6
13.001 - 13.500                  $173,748,329       740     21.29       $234,795      6.495     358.75      677      83.5
13.501 - 14.000                  $180,766,669       788     22.15       $229,399      6.920     358.83      675      84.9
14.001 - 14.500                   $82,766,604       388     10.14       $213,316      7.377     358.80      675      87.0
14.501 - 15.000                   $57,041,552       278      6.99       $205,185      7.819     358.80      671      88.2
15.001 - 15.500                   $22,055,058       118      2.70       $186,907      8.389     358.85      673      89.5
15.501 - 16.000                   $11,434,756        69      1.40       $165,721      8.790     359.01      679      92.0
16.001 - 16.500                    $7,157,443        30      0.88       $238,581      9.286     359.14      672      91.0
16.501 - 17.000                    $3,051,450        19      0.37       $160,603      9.792     358.99      685      90.3
17.001 - 17.500                      $609,773         4      0.07       $152,443     10.294     359.56      682     100.0
17.501 - 18.000                    $1,243,115         6      0.15       $207,186     10.868     359.04      666      88.5
18.501 - 19.000                       $62,000         1      0.01        $62,000     11.905     359.00      640     100.0
-------------------------------------------------------------------------------------------------------------------------
13.475                           $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                 Initial Periodic Rate Cap           (Excludes   0  Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

1.000                              $2,563,902        17      0.31       $150,818      6.537     357.54      681      96.2
1.500                            $534,305,648     2,248     65.47       $237,680      6.792     358.98      676      84.2
2.000                              $3,197,652        18      0.39       $177,647      6.959     358.28      684      89.6
3.000                            $275,440,207     1,277     33.75       $215,693      6.658     358.15      681      84.7
6.000                                $592,400         2      0.07       $296,200      6.500     358.50      669      87.5
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                 Subsequent Periodic Rate Cap        (Excludes   0  Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

1.000                            $249,389,485     1,149     30.56       $217,049      6.662     358.20      681       84.6
1.250                                $656,000         2      0.08       $328,000      7.430     359.00      674       82.0
1.500                            $564,674,398     2,404     69.19       $234,890      6.783     358.91      677       84.4
2.000                              $1,379,925         7      0.17       $197,132      6.446     358.48      692       86.0
--------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678       84.4
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.





[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



                                                    Aggregate

                                          ARM       $816,099,808

                                                    Detailed Report


                                                 Range of Lifetime Rate Floor        (Excludes  0   Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

3.001 - 4.000                        $402,622         2      0.05       $201,311      4.934     357.00      682      79.9
4.001 - 5.000                      $8,493,482        36      1.04       $235,930      5.059     357.86      700      79.3
5.001 - 6.000                    $172,997,634       658     21.20       $262,914      5.796     358.60      684      81.9
6.001 - 7.000                    $397,747,597     1,693     48.74       $234,937      6.583     358.71      677      83.5
7.001 - 8.000                    $182,865,033       881     22.41       $207,565      7.496     358.75      674      87.2
8.001 - 9.000                     $39,331,028       216      4.82       $182,088      8.439     358.81      673      90.7
9.001 - 10.000                    $12,122,714        64      1.49       $189,417      9.401     358.90      675      92.0
> 10.000                           $2,139,698        12      0.26       $178,308     10.670     359.08      671      91.3
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------



                                                 Next Interest Adjustment Date       (Excludes  0   Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                                CURRENT            # OF      % OF       AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                     BALANCE            LOAN     TOTAL       BALANCE        WAC       TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------

05/05                                $479,044         2      0.06       $239,522      4.505     356.00      669      90.6
06/05                                $333,438         2      0.04       $166,719      5.715     357.00      685      98.3
07/05                                $321,074         2      0.04       $160,537      5.685     358.00      707     100.0
04/06                                $148,000         1      0.02       $148,000      6.125     349.00      741      80.0
05/06                                $204,000         1      0.02       $204,000      5.875     350.00      643      79.4
06/06                                $400,000         1      0.05       $400,000      7.100     351.00      701      92.0
08/06                                $398,161         2      0.05       $199,081      6.531     353.00      675      84.4
09/06                                $196,000         1      0.02       $196,000      7.750     354.00      688      80.0
10/06                              $2,522,646        11      0.31       $229,331      7.367     355.00      681      89.7
11/06                              $6,503,451        32      0.80       $203,233      6.881     356.00      671      86.6
12/06                             $21,563,443       103      2.64       $209,354      6.435     357.02      680      84.6
01/07                             $42,016,588       205      5.15       $204,959      6.636     358.01      685      85.5
02/07                             $30,353,680       128      3.72       $237,138      6.611     359.00      687      84.2
03/07                             $18,036,989        72      2.21       $250,514      6.614     359.87      676      85.2
05/07                                $255,745         1      0.03       $255,745      4.500     350.00      696      80.0
09/07                              $1,384,607         7      0.17       $197,801      7.263     354.00      689      87.8
10/07                              $1,559,551        10      0.19       $155,955      6.960     355.04      685      89.2
11/07                              $7,384,749        36      0.90       $205,132      6.949     356.05      665      90.3
12/07                             $37,956,171       173      4.65       $219,400      6.513     357.02      677      84.9
01/08                            $207,537,122       909     25.43       $228,314      6.698     358.01      677      83.9
02/08                            $259,518,206     1,113     31.80       $233,170      6.824     359.00      676      84.0
03/08                            $175,318,484       745     21.48       $235,327      6.828     360.00      679      84.8
04/08                              $1,149,200         3      0.14       $383,067      6.554     360.00      663      80.0
01/10                                $303,459         1      0.04       $303,459      6.600     358.00      675      95.0
03/10                                $256,000         1      0.03       $256,000      6.250     360.00      693      82.6
-------------------------------------------------------------------------------------------------------------------------
                                 $816,099,808     3,562    100.00       $229,113      6.746     358.69      678      84.4
-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



